EXHIBIT 99.2
announces the acquisition of: Investor Presentation June 5, 2006

Transaction Rationale • Expansion of Sterling’s Community Banking Franchise – Opportunity to extend Sterling’s “Hometown Helpful” products and service to FBNW current customers – Deepens Sterling’s market share in Idaho – Complements existing franchise in Washington and Oregon, building strength on strength • Attractive Financial Results – Attractive Multiples – Accretive to earnings per share in 2007 – Revenue enhancements not included in financial model • Low Risk Integration – Sterling has successfully integrated 15 companies since 1983, including Klamath First Bancorp, which closed in January 2004 – Conservative cost savings estimates – Excellent asset quality at FBNW – Understanding and knowledge of community economic activities

Pro Forma Branch Map

Why FirstBank NW? • Natural extension of Sterling’s WA, OR and ID footprint · Market Share Opportunity – Sterling’s Idaho market share rank increases from 16 th to 5 th as a result of the combination – Opportunities for additional earnings per share growth as Sterling serves increased market share with broader range of products and services · Opportunities for cost savings and branch consolidations · Solid retail deposit base and lower cost of funding · Complementary loan portfolio · Strong credit quality, with conservative lending practices and reserve levels · FBNW achieving strong momentum (35% Net income growth (LTM))
· Extends Real Estate Lending Opportunities for Action Mortgage and Intervest

Transaction Summary Consideration Per Share: 0.7890 Shares of Sterling Common Stock and $2.55 in cash per FirstBank share. Transaction Value Per FBNW Share: $27.16 / Share (1) Aggregate Transaction Value: $169.6 / Million (1) Consideration Mix: Approximately 91% stock and 9% cash Treatment of Options: FBNW options are to be assumed and converted into options for Sterling common stock. Board Representation: One FirstBank board member will join Sterling Financial Corporation’s Board.
(1) Based upon Sterling’s stock price of $31.19 as of June 2, 2006. (2) Based upon 6.06 million FBNW common shares outstanding and 265,056 options with an average strike price of $8.46, as of June 2, 2006

Transaction Summary
Walk-away Right: FirstBank will have the right to terminate the merger agreement if, at the time of determination, Sterling’s stock price has declined below $25.95 and Sterling’s stock price has underperformed an index of peer financial institutions by more than 15%. Notwithstanding this termination right,
Sterling can elect to proceed by increasing the merger consideration in cash or stock by an adjustment factor. Termination Fee: Termination fees will be payable to Sterling if FirstBank pursues another combination, or to Sterling or FirstBank if certain other events occur. Anticipated Closing: Fourth Quarter 2006

Deal Pricing
Purchase Price Per FirstBank Share: (1) $27.16 / share Sterling/ Nationwide FirstBank Median (2) Price / LTM Earnings Per Share: (3) 19.3 x 22.6 x Price / Book Value: (4) 208% 252 % Price / Tangible Book Value: (4) 267% 300 % Tangible Book Premium / Core Deposits: (5) 22.2% 21.5 % Premium to Market: (6) 23.3% 22.4%
(1) Based upon Sterling’s stock price of $31.19 as of June 2, 2006 (2) Reflects median multiples for 25 nationwide bank & thrift transactions announced since January 1, 2006 with a deal value between $50 million and $300 million (3) Based upon FirstBank’s earnings per share of $1.41 for the year ended March 31, 2006 (4) Based upon FirstBank’s stated book value of $13.07 and tangible book value of $10.17 as of March 31, 2006 (5) Core deposits exclude jumbo time deposits (6) Based upon FirstBank’s closing stock price of $22.03 on June 2, 2006

Pro Forma Earnings Impact
($ in millions) Projected for Earnings Projections Fiscal Year 2007 Sterling Earnings (1) $86.0 FirstBank Earnings (2) Adjustments (Net of Tax) 10.5 Estimated Expense Savings (3) 4.3 Funding Expense (4) (0.7) Reversal of FBNW Amortization 0.7 CDI Amortization Expense (5) (1.5) Other Integration Expenses (1.4) Pro Forma Net Income $97.9
(1) Based on First Call mean EPS Estimate for 2007 of $2.30 and assuming 37.4 million fully diluted shares for Sterling. (2) Based on First Call mean EPS estimate for calendar 2007 of $1.73 and assuming 6.06 million fully diluted shares for FirstBank. (3) Estimate of cost savings determined by our due diligence and the pre-tax amount represents approximately 26% of FBNW’s non-interest expense for the twelve months ended March 31, 2006. (4) Interest expense anticipated to be necessary for financing in conjunction with this acquisition. (5) The core deposit intangible is estimated to be 5% of FirstBank’s non-CD deposits and is assumed to be amortized straight-line over 10 years.

Immediately Accretive to Earnings Per Share
Projected for Earnings per Share Projections Fiscal Year 2007 Current Sterling EPS Estimate (1) $ 2.30 Pro Forma Sterling EPS (2) $ 2.32 Accretion to Sterling EPS ($) $ 0.02 Accretion to Sterling EPS (%) 1.01%
(1) First Call mean EPS estimate for 2007. (2) Based on First Call mean EPS estimates for 2007.

Estimated Cost Savings
($ in millions) Savings Projected for Percent of Sources of Cost Savings Fiscal Year 2007 FirstBank Expense (1) Compensation & Benefits $5.0 19.5 % Other Operating $1.8 7.1 % Total Cost Savings (Pre-tax) $6.8 26.6 % Total Cost Savings (After-tax) (2) $4.3
* Cost savings from Compensation & Benefits comes from consolidation of back-office operations. Assumes retention of all branch and loan production personnel.
(1) FBNW expenses assume cost savings in relation to actual non-interest expense for the twelve months ended March 31, 2006. (2) Assumes an effective tax rate of 37%.

Estimated Restructuring Costs
• Sterling estimates pre-tax merger costs of approximately $14.0 million ($ in millions) Cost Conversion / Integration Costs $7.5 Employee-Related Costs 6.5 Total Merger Costs (Pre-tax) $14.0 Taxes $5.2 Total Merger Costs (After-tax) (1) $8.8
(1) Assumes employee-related costs, conversion/integration costs and some transaction costs are fully taxdeductible at a tax rate of 37%.

Summary Financial Impact
($ in millions) Combined Sterling (1) FirstBank (2) Pro Forma (3) Assets $8,337 $846 9,183 Loans Rec. 5,728 636 6,364 Deposits 5,502 570 6,072 Borrowings 2,200 186 2,386 Equity 544 79 623 Market Cap. 1,096 131 1,227 (4) Branches 143 20 163
(1) Source: Sterling’s quarterly report on Form 10-Q dated March 31, 2006, except for market data, which includes unaudited information as of June 2, 2006. (2) Source: FirstBank’s annual report on Form 10-K dated March 31, 2006, except for market data, which includes unaudited information as of June 2, 2006. (3) All pro forma estimates are based upon historical data for Sterling and FirstBank as of March 31, 2006, and also assume the completion of Sterling’s proposed acquisition of Lynnwood Financial Group, Inc., as reported by Sterling in its current report on Form 8-K dated February 13, 2006, which is expected to add $497 million of assets, $417 million of deposits and $35 million of equity, based on Lynnwood’s financial results as of December 31, 2005. Purchase accounting adjustments are excluded from all figures except for equity. (4) The calculation of pro forma market capitalization assumes that FirstBank shareholders receive approximately 4.79 million shares of Sterling common stock.

Appendix

Sterling’s Historical Balance Sheet ($ in thousands) As of March 31, 2003 2004 2005 2006 Assets Cash and Equivalents 66,983 $ 94,468 $ 132,169 $ 117,722 $ Securities 1,073,184 2,204,585 2,128,539 2,046,743 Total Cash and Securities 1,140,167 2,299,053 2,260,708 2,164,465 Gross Loans 2,956,647 4,315,463 4,949,293 5,317,529 Loan Loss Reserves (35,605) (49,362) (55,483) (58,699) Total Net Loans 2,921,042 4,266,101 4,893,810 5,258,830 Real Estate Owned 4,226 1,865 779 5,160 Total Intangibles 47,956 132,246 130,332 129,772 Other Assets 165,930 242,959 273,299 282,058 Total Assets 4,279,321 $ 6,942,224 $ 7,558,928 $ 7,840,285 $
Liabilities Deposits 2,455,076 $ 3,863,296 $ 4,806,301 $ 5,085,302 $ Total Borrowings 1,527,166 2,547,767 2,165,826 2,160,738 Other Liabilities 46,731 61,317 80,116 85,525 Total Liabilities 4,028,973 6,472,380 7,052,243 7,331,565 Equity 250,348 469,844 506,685 508,720 Total Liabilities & Equity 4,279,321 $ 6,942,224 $ 7,558,928 $ 7,840,285 $ As of December 31, Source: Sterling Financial Corporation public filings

Sterling’s Historical Income Statement For the Three Months Ended ($ in thousands) 2003 2004 2005 2005 2006 Total Interest Income 214,727 $ 319,761 $ 387,811 $ 92,066 $ 116,179 $ Total Interest Expense 89,807 122,945 171,276 39,248 57,223 Net Interest Income 124,920 196,816 216,535 52,818 58,956 Loan Loss Provision 10,500 12,150 15,200 3,750 4,650 Non-int Income 30,041 43,228 56,626 14,696 12,917 Net gains (losses) on Sale of Securities 3,694 4,571 (57) (57) 0 Gain on Sale of Loans 0 0 0 0 0 Comp and Benefits 51,066 77,617 93,367 22,017 25,089 Occupancy and Equip 14,687 23,051 26,411 6,046 6,916 Other Non-interest Expense 28,811 47,702 50,503 11,584 12,235 Non-int Expense 94,564 148,370 170,281 39,647 44,240 Net Income Before Taxes 53,591 84,095 87,623 24,060 22,983 Income Taxes (18,678) (27,790) (29,404) (8,169) (7,567) Net Income 34,913 $ 56,305 $ 58,219 $ 15,891 $ 15,416 $ March 31, For the Years Ended December 31,
Source: Sterling Financial Corporation public filings FirstBank’s Historical Balance Sheet

($ in thousands) 2003 2004 2005 2006 Assets Cash and Equivalents 24,741 $ 38,397 $ 41,801 $ 26,903 $ Securities 32,162 128,320 123,027 113,485 Total Cash and Securities 56,903 166,717 164,828 140,388 Gross Loans 260,433 470,682 573,354 644,466
Loan Loss Reserves (3,414) (6,314) (7,254) (8,138) Total Net Loans 257,019 464,368 566,100 636,328 Real Estate Owned 120 552 603 - Total Intangibles — 21,050 19,610 18,811 Other Assets 18,356 47,545 49,981 50,476 Total Assets 332,398 $ 700,232 $ 801,122 $ 846,003 $ Liabilities Deposits 203,189 $ 480,548 $ 518,676 $ 570,040 $ Total Borrowings 92,967 142,543 201,360 186,453 Other Liabilities 6,178 7,809 8,775 10,380 Total Liabilities 302,334 630,900 728,811 766,873 Equity 30,064 69,332 72,311 79,130 Total Liabilities & Equity 332,398 $ 700,232 $ 801,122 $ 846,003 $ As of March 31,
Source: FirstBank NW Corp. public filings

FirstBank’s Historical Income Statement
($ in thousands) 2003 2004 2005 2006 Total Interest Income 20,575 $ 27,415 $ 40,631 $ 52,188 $ Total Interest Expense 8,710 9,934 13,319 19,314 Net Interest Income 11,865 17,481 27,312 32,874 Loan Loss Provision 1,033 395 1,528 1,799 Non-int Income 2,259 3,328 4,966 5,162 Gain on Sale of Loans 2,434 2,188 1,044 1,771 Comp and Benefits 7,057 10,095 14,044 15,161 Occupancy and Equip 1,260 2,077 2,844 2,901 Other Non-interest Expense 3,382 4,590 6,261 7,522 Non-int Expense 11,699 16,762 23,149 25,584 Net Income Before Taxes 3,826 5,840 8,645 12,424 Income Taxes (1,054) (1,482) (2,367) (3,908) Net Income 2,772 $ 4,358 $ 6,278 $ 8,516 $ For the Years Ended March 31, Source: FirstBank NW Corp. public filings

Forward-Looking Statements
Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Sterling Financial Corporation (“Sterling”) and FirstBank NW Corp. (“FirstBank”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s and FirstBank’s plans, objectives, expectations and intentions, dilutions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forwardlooking statements are based upon the current beliefs and expectations of the management of Sterling and FirstBank and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and FirstBank may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Sterling or FirstBank may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and FirstBank’s markets may increase significantly and could adversely affect operations; and (10) an economic slowdown, either nationally or in the market in which Sterling does business, could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and FirstBank’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. In addition, documents filed with the SEC by Sterling can be obtained, without charge, by directing a request to Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations, telephone (509) 227-5389 or on Sterling’s website at www.sterlingfinanc ialcorporation-spokane.com. The documents filed by FirstBank may also be obtained by requesting them in writing at FirstBank NW Corp., 1300 16th Avenue, Clarkston, WA 99403 or by telephone at (509) 295-5100. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by FirstBank on its website at www.fbnw.com. Sterling and FirstBank caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or FirstBank or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Sterling and FirstBank do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information and Where To Find It Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and FirstBank expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction. Investors and security holders of Sterling and FirstBank are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, FirstBank and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of FirstBank, Sterling and FirstBank annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, documents filed with the SEC by Sterling can be obtained, without charge, by directing a request to Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations, telephone (509) 227-5389 or on Sterling’s website at www.sterlingfinancialcorporation-spokane.com. The documents filed by FirstBank may also be obtained by requesting them in writing at FirstBank NW Corp., 1300 16th Avenue, Clarkston, WA 99403 or by telephone at (509) 295-5100. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by FirstBank on its website at www.fbnw.com. Sterling, FirstBank and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of FirstBank with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2006 annual meeting of shareholders field with the Securities and
Exchange Commission on March 24, 2006. Information regarding FirstBank’s officers and directors is included in FirstBank’s proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on June 17, 2005. A description of the interests of the directors and executive officers of Sterling and FirstBank in the merger will be set forth in FirstBank’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.